UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2021

ARMATA PHARMACEUTICALS, Inc.

(Exact name of registrant as specified in its charter)

Washington	001-37544	91-1549568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4503 Glencoe Avenue, Marina del Rey, California	90292
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 655-2928

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.01 par value	ARMP	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.          Entry into a Material Definitive Agreement.

On October 28, 2021, Armata Pharmaceuticals, Inc. (the “Company”) entered into a lease agreement (the “Lease Agreement”) with 5005 McConnell Avenue, LLC, a Delaware limited liability company (the “Landlord”), for a term of 16 years, pursuant to which the Company will have approximately 56,300 square feet of rentable space located at 5005 McConnell Avenue, Los Angeles, California 90066 (the “Premises”). Effective as of May 1, 2022, the Company will pay a monthly rent of $236,460.00 to the Landlord in connection with the Premises for the first twelve months, subject to rent abatement and yearly increases as specified in the Lease Agreement.

The foregoing description of the Lease Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1, which is hereby incorporated herein and may be amended from time to time.

Item 8.01           Other Events.

On November 2, 2021, the Company issued a press release pertaining to the Lease Agreement. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1*	Lease Agreement, dated October 28, 2021, by and between Armata Pharmaceuticals, Inc. and 5005 McConnell Avenue, LLC.
99.1	Press Release, dated November 2, 2021.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

*	The exhibits to the Lease Agreement have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish copies of any such exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Armata Pharmaceuticals, Inc.

Dated: November 2, 2021
	By:	/s/ Steve R. Martin
Steve R. Martin
Chief Executive Officer